UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ASCEND WELLNESS HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AWH Reminds Stockholders to Vote on Reverse Stock Split for August 28 Special Meeting

Board unanimously recommends voting “FOR” - approval requires a majority of all outstanding shares, so every vote counts

Proxies must be received by 11:00 a.m. Eastern Time on August 26, 2026, or stockholders may vote online during the virtual Special Meeting

NEW YORK, August 10, 2026 – Ascend Wellness Holdings, Inc. (“AWH,” “Ascend,” or the “Company”) (CSE: AAWH-U.CN) (OTCQX: AAWH), a multi-state, vertically integrated cannabis operator and consumer packaged goods company, today asks stockholders to vote their shares in connection with the Company’s Special Meeting of Stockholders (the “Special Meeting”), to be held virtually on Friday, August 28, 2026, at 11:00 a.m. Eastern Time.

Stockholders are being asked to vote on a proposal to approve a reverse stock split (the “Reverse Stock Split”) of the Company’s Class A common stock (the “Class A Common Shares”) at a ratio between 1-for-10 and 1-for-50, to be implemented at the discretion of the Board of Directors (the “Board”) in support of the Company’s planned application to list the Class A Common Shares on a national securities exchange, as well as a related proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies. There can be no assurance, however, that the Company will be listed on a U.S. national securities exchange or that the Reverse Stock Split will result in a sustained increase in the trading price of the Class A Common Shares.

The Board unanimously recommends that stockholders vote “FOR” each proposal.

“Every vote counts as we work toward our goal of uplisting on a major U.S. exchange,” said Sam Brill, CEO & Director of AWH. “We encourage all stockholders to submit their proxy today, even if they plan to attend the virtual meeting.”

Voting Deadline and Instructions

Stockholders of record as of the close of business on July 7, 2026 are entitled to vote. Because approval of the Reverse Stock Split proposal requires the affirmative vote of holders of a majority of the Company’s outstanding Class A Common Shares entitled to vote, every unvoted share and every abstention has the same effect as a vote “AGAINST” the proposal.

Votes may be cast by proxy in advance of the Special Meeting or online during the virtual Special Meeting. Proxies must be received no later than 11:00 a.m. Eastern Time on Wednesday, August 26, 2026. Stockholders who have already submitted a proxy do not need to take further action; voting online during the Special Meeting will automatically revoke any previously submitted proxy.

Stockholders who hold shares through a bank, broker, or other intermediary should follow the voting instructions provided by that intermediary.

For questions about voting, or for assistance submitting a proxy, please contact the Company’s transfer agent, Odyssey Trust Company, at (888) 290-1175 (within North America) or (587) 885-0960 (outside North America), or by email at shareholders@odysseytrust.com.

Complete details regarding the proposals are set out in the definitive proxy statement filed with the U.S. Securities and Exchange Commission (“SEC”), which is available at www.sec.gov, on SEDAR+ at www.sedarplus.ca, and on the website of Odyssey Trust Company at https://odysseytrust.com/client/ascend-wellness-holdings-inc/. Stockholders are encouraged to read the proxy statement in its entirety.

About Ascend Wellness Holdings, Inc.

AWH is a vertically integrated cannabis operator with assets in Illinois, Maryland, Massachusetts, Michigan, New Jersey, Ohio, and Pennsylvania. AWH owns and operates state-of-the-art cultivation facilities, growing award-winning strains and producing a curated selection of products for retail and wholesale customers. AWH produces and distributes its in-house Ozone, Simply Herb, High Wired, Honor Roll, Royale, and Effin’ branded products. For more information about AWH, visit www.awholdings.com.

Cautionary Note Regarding Forward-Looking Information

This news release contains forward-looking information and forward-looking statements (collectively, “forward-looking statements”) within the meaning of applicable U.S. and Canadian securities laws, which may include, but are not limited to, the plans, intentions, expectations, estimates, and beliefs of the Company. Words such as “expects”, “continue(s)”, “may”, “will”, “anticipates”, “believes”, “estimates”, “plans”, “projects”, “outlook”, “guidance” and “intends” or similar expressions are intended to identify forward-looking statements. Forward-looking statements in this press release also include, without limitation, statements regarding the Company’s proposed Reverse Stock Split, the Special Meeting, the Company’s plans to seek listing on a national securities exchange, and the anticipated effects of these actions.

We caution investors that any such forward-looking statements are based on the Company’s current projections and expectations about future events and financial trends, the receipt of all required regulatory approvals, and on certain assumptions, estimates, and analyses made by the Company in light of the experience of the Company and its perception of historical trends, current conditions, and expected future developments and other factors that management believes are appropriate, including, assumptions regarding the timing and outcome of U.S. federal regulatory developments affecting the cannabis industry.

Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from those expressed or implied by forward-looking statements herein. Such factors include, without limitation, the risks and uncertainties identified in the Company’s most recently filed Annual Report on Form 10-K, as updated in subsequently filed Quarterly Reports on Form 10-Q, as applicable, and in the Company’s other reports and filings with the applicable Canadian securities administrators on its profile on SEDAR+ at www.sedarplus.ca and the SEC on its profile on EDGAR at www.sec.gov. Readers are cautioned that the foregoing list of factors is not exhaustive.

Although the Company believes that any forward-looking statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such statements, there can be no assurance that any such forward-looking statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking statements. Any forward-looking statements herein are made as of the date hereof, and except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking statements herein, whether as a result of new information, future events or results, or otherwise. No securities regulator nor the Canadian Securities Exchange has reviewed, approved, or disapproved the content of this press release.

Additional Information and Where to Find It

This communication is not a solicitation of a proxy. The Company has filed a definitive proxy statement with the SEC in connection with the Special Meeting. Stockholders are urged to read the definitive proxy statement and other relevant documents filed with the SEC carefully and in their entirety, as they contain important information about the matters to be voted upon. Free copies of these documents are available through the SEC’s website at www.sec.gov, on SEDAR+ at www.sedarplus.ca, or through the Company’s transfer agent, Odyssey Trust Company.

Company Contact:

Frank Perullo

Founder, President & Director

IR@awholdings.com

(646) 661-7600

Investor Relations & Media Inquiries:

MATTIO Communications

AWH@mattio.com

IR@awholdings.com